EXHIBIT 10.14

                          ADOPTION AGREEMENT TO

        THE ROBERT GRATHWOHL ASSOCIATES INC. DEFINED CONTRIBUTION

               REGIONAL PROTOTYPE PLAN AND TRUST AGREEMENT

                 FOR A PROFIT SHARING AND/OR 401(K) PLAN

     NAME OF EMPLOYER    HOST AMERICA, INC.

     ADDRESS             2 BROADWAY

                         HAMDEN, CT 06518

     NAME OF PLAN        HOST AMERICA 401K PROFIT

                         SHARING PLAN

     NAME OF TRUSTEE     DAVID MURPHY

                         GEOFFREY RAMSEY

     NAMES OF COMMITTEE  MEMBERS

                         N/A

                         N/A

                         N/A

                              INTRODUCTION

     This Adoption Agreement and the provisions of The ROBERT GRATHWOHL ASSOCIATES INC. Defined Contribution Regional Prototype Plan and Trust Agreement of which this Agreement is a part, are hereby adopted by the Employer or Employers executing this Agreement for the benefit of Employees and their Beneficiaries.

     Complete (A), (B), or (C) below:

     This Adoption Agreement is

     __X__    (A)    part of the adoption of a new Plan.

     _____    (B)    an amendment to The _____ Defined Contribution
              Regional Prototype Plan, previously adopted, as provided in
              Section 12.02.

     Complete only Items amended

     _____    (C)    a restatement of a previously adopted Plan, other
              than the _____ Defined Contribution Regional Prototype Plan, as provided in Section 12.06.

     The Plan Administrator shall be [select one]



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     _____    the Committee.

     __X__    the Employer.

     _____    the following individuals: [insert names]


     Item 1:  EFFECTIVE DATE

     Effective Date shall mean [insert date] NOVEMBER 1, 1998.

     If this Agreement is a restatement of a previously adopted plan, the Effective Date of the previously adopted Plan is [insert date]
     _____.


     Item 2:  ELIGIBLE EMPLOYEE

     A. An Eligible Employee shall be any Employee who satisfies the eligibility conditions set forth in Item 3. If elected in this Item, the term "Eligible Employee" shall include [check only if Employees in the listed category are to be included]

     _____ any Employee who is a member of a unit of Employees covered by a collective bargaining agreement with an Employee representative if the Employer and the Employee representative have engaged in good faith bargaining for retirement benefits and if less than two (2%) percent of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9(g) of the proposed Income Tax Regulations. The term "Employee representative" shall not include any organization more than half of whose members are Employees who are owners, officers or executives of the Employer.

     _____ any Employee who is a nonresident alien provided the Employee receives no earned income from the Employer, within the meaning of section 911(d)(2) of the Code, which constitutes income from sources within the United States within the meaning of section 861(a)(3) of the Code.

     B.  The term "Eligible Employee" shall include [select one]

     __X__    only Employees employed by an Employer adopting the Plan.

     _____ all Employees required to be aggregated under section 414(b), (c) or (m) of the Code, and any individual deemed under section 414(n) or section 414(o) of the Code to be an Employee of any Employer adopting the Plan.

     C. If elected in this Item, the term "Eligible Employee" shall exclude [check only if Employees in the category are to be excluded]

     _____    Employees compensated on a salaried basis.



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     _____    Employees who are hourly paid.

     _____    Employees who are paid solely on a commission basis.

     _____    Employees who are paid partially on a commission basis.

     D.  The term "Eligible Employee" shall exclude the following
     Employees: [insert specific identification of excluded Employees, e.g. job classification, geographic location, etc.]

     E. The simplified definition of Highly Compensated Active Employee set forth in Section 1.38

     _____    shall

     __X__    shall not

     apply. The definition may only be selected if the Employer maintains significant business activities and employs Employees in at least two significantly separate geographic areas.


     Item 3:  ELIGIBILITY CONDITIONS

     A.  ENTRY DATE:   An Employee who qualifies as an Eligible Employee
     under Item 2 shall be eligible to participate on the earlier of the first day of the Plan Year beginning after the date on which the Employee has met the minimum Age and service requirements, six (6) months after the date such requirements are met, or an Entry Date determined as follows: [select one]

     _____    the Entry Date shall be the first day of the Plan Year.

     _____ the Entry Date shall be _____ [insert month and day] in each Plan Year.

     __X__ the Entry Date shall be twice each Plan Year, on the first day of the Plan Year and six months following the first day of the Plan Year.

     _____ the Entry Date shall be twice each Plan Year, on [insert month and day] _____ and six months after such date.

     _____ the Entry Date shall be the first day of the month coincident with or next following the Employee's completion of the eligibility requirements selected in this Item 3.

     _____ the Entry Date shall be the day the Employee completes his or her first Hour of Service.

     _____ the Entry Date shall be the first day of the sixth month following the day the Employee completes his or her first Hour of Service.



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     _____    [insert date or series of dates] _____.

     B. AGE REQUIREMENT: An Employee who qualifies as an Eligible Employee under Item 2 shall be eligible to participate on the Effective Date only if he or she has attained Age 21. [Do not insert Age above 21]

     An Eligible Employee shall be eligible to participate after the Effective Date only if he or she has attained Age 21. [Do not insert Age above 21]

     An Employee's Age shall be his or her Age [select one]

     __X__    on his or her last birthday.

     _____    on his or her nearest birthday.

     C.  SERVICE REQUIREMENT:   An Employee who qualifies as an Eligible
     Employee under Item 2 shall be eligible to participate on the Effective Date only if he or she has completed [select one]

     _____ _____ Years of Service. [Do not insert more than one year unless all Participants are immediately fully vested; do not insert more than two years in any event]

     _____ _____ months of Service. [Use only if Elapsed Time Rule is elected; do not insert more than twelve months unless all Participants are immediately fully vested; do not insert more than twenty-four months in any event]

     An Eligible Employee shall be eligible to participate after the Effective Date only if as of an Entry Date he or she has completed [select one]

     __X__ 1 Years of Service. [Do not insert more than one year unless all Participants are immediately fully vested; do not insert more than two years in any event]

     _____ _____ months of Service. [Use only if Elapsed Time Rule is elected; do not insert more than twelve months unless all Participants are immediately fully vested; do not insert more than twenty-four months in any event]

     D. [Complete if applicable] For purposes of measuring a Year of Service for eligibility purposes, an Employee will be credited with a Year of Service only if he or she completes at least 1000 [insert number of Hours not greater than 1000] Hours of Service during the eligibility computation period selected in Item 3E.

     E. For purposes of the Service requirement, Years of Service shall be measured [select one]

     __X__ based on eligibility computation periods the first of which begins with the day the Employee completes his or her first Hour of Service with each subsequent period measured from



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              the anniversary of the day the Employee completes his or
              her first Hour of Service.

     _____ based on eligibility computation periods the first of which begins on the day the Employee completes his or her first Hour of Service, with each subsequent period measured from the first day of the Plan Year. The first Plan Year used as a measure shall be the one beginning during the first twelve (12) months of employment.

     F. For all purposes under this Plan, Years of Service as a Proprietor or with a predecessor Partnership, Years of Service with a corporate predecessor, or Years of Service with the employer named below [check one if applicable, otherwise leave blank]

     _____    shall be taken into account.

     __X__    shall not be taken into account.

     _____ shall be taken into account only for Years of Service completed after _____ [insert date].

     If Years of Service with a predecessor are to be counted, the name of the predecessor is

     If Years of Service with an unrelated employer are to be counted, the name of such employer is

     G.  Years of Service shall be determined [select one]

     __X__ on the basis of actual Hours for which an Employee is paid or entitled to payment.

     _____ on the basis of days worked. An Employee shall be credited with ten (10) Hours of Service if under Section 1.41 of the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

     _____ on the basis of weeks worked. An Employee shall be credited with forty-five (45) Hours of Service if under
              Section 1.41 of the Plan such Employee would be credited with at least one (1) Hour of Service during the week.

     _____ on the basis of semi-monthly payroll periods. An Employee shall be credited with ninety-five (95) Hours of Service if under Section 1.41 of the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

     _____ on the basis of months worked. An Employee shall be credited with one hundred ninety (190) Hours of Service if under Section 1.41 of the Plan such Employee would be credited with at least one (1) Hour of Service during the month.




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     _____    on the basis of the Elapsed Time Rule set forth in Section
              2.09. If the Elapsed Time Rule is selected, it shall be applied for purposes of determining [check applicable boxes]

              _____    the eligibility computation period.

              _____    the accrual computation period.

              _____    the vesting computation period.

              _____    the Participant's Normal Retirement Age.

              _____ Years of Service or Participation for benefit determinations under the Plan benefit formula.

              _____ Years of Service and Participation for all purposes under the Plan.

     H.  Hours of Service [select one]

     _____    shall

     __X__    shall not

     be credited for periods prior to the date an employer was part of an affiliated service group, controlled group of corporations, or a group of trades or businesses under common control with a participating Employer. If such Hours of Service shall be credited,

     _____    all Hours of Service with such employer

     _____ Hours of Service with such employer after _____ [insert date]

     shall be counted.

     I. EMPLOYMENT REQUIREMENT. An Employee who terminates employment during the Plan Year with not more than five hundred (500) Hours of Service and who is not an Employee on the last day of the Plan Year [select one]

     _____    shall

     __X__    shall not

     be eligible to participate during such Plan Year.


     Item 4:  COMPENSATION

     A.  Compensation for a Plan Year shall mean [select one]

     _____    Compensation as defined in Section 8.05(b)(1) of the Plan.




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     __X__    section 3401(a) wages.

     _____    415 safe harbor Compensation.

     B. Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under [check where applicable]

     __X__      section 125,

     __X__      section 402(a)(8),

     _____      section 402(h), or

     __X__      section 403(b),

     of the Code [select one]

     __X__    shall

     _____    shall not

     be included as Compensation for Plan purposes.

     C. Compensation shall not include [check only if indicated type of Compensation is to be excluded]

     _____    overtime.

     _____    bonuses.

     _____    commissions.

     _____    bonuses paid to Highly Compensated Employees.

     _____    bonuses paid to stockholders and owners of the Employer.

     _____    tips.

     _____ Compensation earned by a Participant prior to his or her Entry Date.

     D. Compensation for purposes of determining Employer contributions shall be measured over a twelve (12) consecutive month period [select one]

     _____ measured by the Plan Year beginning in the fiscal year of the Employer.

     __X__ measured by the Plan Year ending in the fiscal year of the Employer.

     _____ measured by the calendar year beginning in the fiscal year of the Employer.




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     _____    measured by the calendar year ending in the fiscal year of the Employer.

     _____ measured by the fiscal year of the Employer ending immediately prior to the Plan Year for which the determination is made.

     _____ measured by the fiscal year of the Employer ending during the Plan Year for which the determination is made.

     _____ measured by the calendar year ending immediately prior to the Plan Year for which the determination is made.

     _____ measured by the calendar year ending during the Plan Year for which the determination is made.

     _____    beginning with each _____ [insert month and day].

     NOTE: No selection shall be made under this Item 4D unless the measuring period selected ends with or within the Plan Year.

     E. If the Compensation of a Highly Compensated Employee and certain Family Members is limited by the provisions of Section 1.15(d), Compensation available for Plan purposes shall be allocated as follows: [complete as applicable]

     __X__ as determined in accordance with the provisions of Section 1.15(d) which apply if no election is made.

     _____ as set forth by the Employer in a written statement provided to the Committee.


     Item 5:  NORMAL AND EARLY RETIREMENT AGE

     A.  Normal Retirement Age shall mean [select one]

     _____ the day and month the Participant attains Age _____ [insert Age no later than 65].

     __X__ the later of the day on which the Participant attains Age 65 [insert Age no later than 65] or the 5 [insert number no greater than 5] anniversary of the Participation
              Commencement Date.

     _____    the later of the day on which the Participant attains Age
              _____ [insert Age no later than 65] or the Anniversary Date following his or her completion of _____ Years of Service, but in no event later than the Participant's attainment of Age sixty-five (65).

     _____    the later of the day on which the Participant attains Age
              _____ [insert Age no later than 65] or the Anniversary Date following his or her completion of _____ Years of Service, but in no event later than the later of the Participant's



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              attainment of Age sixty-five (65) or the fifth (5th)
              anniversary of the Participation Commencement Date.

     _____ the day on which the Participant attains Age _____ [insert Age no later than 65] and completes _____ Years of Service, but in no event later than the Participant's attainment of Age sixty-five (65).

     _____ the day on which the Participant attains Age _____ [insert Age no later than 65] and completes _____ Years of Service, but in no event later than the later of the Participant's attainment of Age sixty-five (65) or the fifth (5th) anniversary of the Participation Commencement Date.

     _____ the day on which the Participant attains Age _____ [insert Age no later than 65] and completes _____ Years of Participation, but in no event later than the Participant's attainment of Age sixty-five (65).

     _____ the day on which the Participant attains Age _____ [insert Age no later than 65] and completes _____ Years of Participation, but in no event later than the later of the Participant's attainment of Age sixty-five (65) or the fifth (5th) anniversary of the Participation Commencement Date.

     _____ the day on which the Participant attains Age _____ [insert Age no later than 65], completes _____ Years of Service, and completes _____ Years of Participation, but in no event later than the Participant's attainment of Age sixty-five
              (65).

     _____ the day on which the Participant attains Age _____ [insert Age no later than 65], completes _____ Years of Service, and completes _____ Years of Participation, but in no event later than the later of the Participant's attainment of Age sixty-five (65) or the fifth (5th) anniversary of the Participation Commencement Date.

     _____ [check if applicable] If, for Plan Years beginning before January 1, 1988, a Participant's Normal Retirement Age was determined with reference to an anniversary of his or her Participation Commencement Date that was more than five (5) but no greater than ten (10) years, and an anniversary of the Participation Commencement Date is relevant in determining a Participant's Normal Retirement Age, the anniversary of a Participant's Participation Commencement Date used to determine the Participant's Normal Retirement Age for a Participant who first commenced participation under the Plan before the first Plan Year beginning on or after January 1, 1988, shall be the earlier of the tenth
              (10th) anniversary of the Participant's Participation Commencement Date (or the anniversary set forth in the Plan as applicable prior to that Plan Year) or the fifth (5th) anniversary of the first day of the first Plan Year



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              beginning on or after January 1, 1988.

     If Years of Service are a factor in determining a Participant's Normal Retirement Age, Years of Service for such purpose shall be measured over [select one]

     _____    the Plan Year.

     _____ the twelve (12) consecutive month period measured from the date the Participant performs his or her first Hour of Service and each anniversary thereof.

     _____    the twelve (12) consecutive month period measured from each
              _____ [insert month and day].

     _____    the eligibility computation period selected in Item 3E.

     B.  Normal Retirement Date shall mean the [select one]

     _____ first day of the Plan Year in which the Participant's Normal Retirement Age occurs.

     _____ last day of the Plan Year in which the Participant's Normal Retirement Age occurs.

     _____ first day of the Plan Year nearest the Participant's Normal Retirement Age.

     _____ last day of the Plan Year nearest the Participant's Normal Retirement Age.

     __X__    Participant's Normal Retirement Age.

     _____ first day of the month coincident with or next following the Participant's Normal Retirement Age.

     _____ Valuation Date coincident with or next following the Participant's Normal Retirement Age.

     No selection made under this Item 5B shall cause benefits to be distributable later than the latest date determined under Section
     4.03 of the Plan.

     C.  Early Retirement Date shall mean any date after [select one]

     _____    the day and month the Participant attains Age _____ [insert
              Age].

     _____    the later of the day on which the Participant attains Age
              _____ [insert Age] or the _____ [insert number] anniversary of the Participation Commencement Date.

     _____    the later of the day on which the Participant attains Age
              _____ [insert Age] or the Anniversary Date following his or her completion of _____ [insert number] Years of Service.



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     _____    the day on which the Participant attains Age _____ [insert
              Age], completes _____ [insert number] Years of Service, and completes _____ [insert number] Years of Participation.


     Item 6:  DISABILITY PROVISION [select one]

     A.  The Accrued Benefit of a Participant

     _____    shall be fully vested on disability in accordance with
              Section 5.02.

     __X__ in the event of his or her disability will be vested and distribution rights will be the same as the vesting and distribution rights applicable on his or her termination of employment.

     B.  A Participant who makes Elective Deferrals [select one]

     __X__    shall

     _____    shall not

     receive the value of his Accrued Benefit on his Disability Date.

     C. Contributions for a Disabled Participant who is not a Highly Compensated Employee [select one]

     _____    shall

     __X__    shall not

     be made during the period of Disability in accordance with the provisions of Section 5.03. If contributions are to be made in accordance with the preceding sentence, Item 15 must provide that all Participants shall be fully vested at all times.


     Item 7:  EMPLOYER CONTRIBUTION

     A.  This Plan [select one]

     __X__    shall

     _____    shall not

     include a cash or deferred arrangement.

     The provisions of a cash or deferred arrangement may be made effective as of the first day of the Plan Year in which the cash or deferred arrangement is adopted. However, under no circumstances may a Salary Reduction Agreement or other deferral mechanism be adopted retroactively.




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     B.  The Employer shall contribute [select one]

     __X__    the amount determined each year by its governing body.

     _____% [insert percentage] of each Participant's Compensation.

     _____% [insert percentage] of the Employer's Net Profits for the fiscal year ending with or within the Plan Year in excess of $_____.

     _____    no contribution.

     The Employer contribution shall be made [select one]

     __X__    whether or not the Employer has Net Profits for the year.

     _____    only if the Employer has Net Profits for the year.

     The Employer contribution shall be allocated [select one]

     __X__ to all Eligible Employees, whether or not the Employee has executed a Salary Reduction Agreement.

     _____    only to those Employees who have executed a Salary
              Reduction Agreement.

     If the Employer shall make Matching Contributions, such contributions shall not be made for the following classes of Eligible Employees:

     _____    Highly Compensated Employees.

     _____    five (5%) percent owners of the Employer.

     _____    [describe excluded class] _____ _____

     C. If the Employer shall make contributions, such contributions may include [check applicable selections]

     __X__    Matching Contributions.

     __X__    Qualified Non-elective Contributions.

     __X__    Non-Qualified Employer Contributions.

     C.1. If the Employer shall make Matching Contributions, such contributions shall be [select one]

     _____    Qualified Matching Contributions at all times.

     _____ Qualified Matching Contributions only if, at the time the contribution is made, the Employer advises the Committee that such contributions are Qualified Matching
              Contributions; otherwise, such contributions shall be Non-qualified Matching Contributions.




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     __X__    Non-qualified Matching Contributions.

     C.2 If the Employer shall make contributions other than Matching Contributions, such contributions shall be [select one]

     _____    Qualified Non-elective Contributions at all times.

     _____ Qualified Non-elective Contributions only if, at the time the contribution is made, the Employer advises the Committee that such contributions are Qualified
              Non-elective Contributions; otherwise such contributions shall be Non-qualified Employer Contributions.

     __X__    Non-Qualified Employer Contributions.

     C.3. If the Employer shall make Matching Contributions, such contributions [select one]

     _____   C.3.a.  shall be determined to be Matching Contributions
     only if, at the time the contribution is made, the Employer advises the Committee that such contributions are Matching Contributions, in which event such contributions shall be allocated to the Account of each Participant in accordance with the Elective Deferrals of such Participant for the Plan Year for which the Matching Contribution is made.

     __X__ C.3.b. shall equal 25% [insert percentage] of the Elective Deferrals of each Participant for the Plan Year, but in no event shall the Matching Contribution be greater than 3% [insert percentage, if applicable] of the Participant's Compensation determined for the Plan Year by the Employer.

     _____   C.3.c.  shall equal [select applicable items]

                     _____% [insert percentage] of the Elective Deferrals of each Participant for the Plan Year up to _____% [insert percentage] of the Participant's Compensation,

                     _____% [insert percentage] of the next _____% [insert percentage] of the Elective Deferrals of each Participant for the Plan Year up to _____% [insert percentage] of the Participant's Compensation, and

                     _____% [insert percentage] of the next _____% [insert percentage] of the Elective Deferrals of each Participant for the Plan Year up to _____% [insert percentage] of the Participant's Compensation.

     _____   C.3.d.  shall be equal to the percentage of Elective
     Deferrals of a Participant based on his Compensation for the Plan Year as follows: [select one if applicable]

                     _____% [insert percentage] if his Compensation is less than $_____; [insert dollar amount]




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                     _____% [insert percentage] if his Compensation is
     more than the dollar amount chosen in the preceding selection, but less than $_____; [insert dollar amount]

                     _____% [insert percentage] if his Compensation is more than the dollar amount chosen in the preceding selection, but less than $_____; [insert dollar amount]

                     _____% [insert percentage] if his Compensation is more than the dollar amount chosen in the preceding selection.

     _____   C.3.e.  shall be equal to the percentage of Elective
     Deferrals of a Participant based on his [select one]

                     _____    Years of Service

                     _____    Years of Participation

                     as of the last day of the Plan Year as follows:

                     [select one if applicable]

                     _____% [insert percentage] if the number of Years is less than _____ [insert number of Years];

                     _____% [insert percentage] if the number of Years is more than the number of Years chosen in the preceding selection, but less than _____ [insert number of Years];

                     _____% [insert percentage] if the number of Years is more than the number of Years chosen in the preceding selection.

     C.3.f.   If Matching Contributions are limited by Compensation,
     Compensation for the purpose of measuring the limitation shall be

     _____    annual Compensation.

     __X__ Compensation paid during each pay period separately determined.

     _____    the rate of Compensation paid on the first day of the Plan
              Year.

     _____   annual Compensation credited during the prior Plan Year.

     C.4. If the Employer shall make Matching Contributions which are not qualified, such contributions shall be [select one]

     __X__ vested in accordance with the applicable schedule selected under Item 15.

     _____    fully vested at all times.

     _____ vested in accordance with the following schedule, but subject to the schedule set forth in Item 15A if the Plan



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              is a Top-Heavy Plan.

              _____% [insert any percentage not less than zero] after one
     (1) Year of Service;

              _____% [insert any percentage not less than zero] after two
     (2) Years of Service;

              _____% [not less than 20%] after three (3) Years of Service.

              _____% [not less than 40%] after four (4) Years of Service.

              _____% [not less than 60%] after five (5) Years of Service.

              _____% [not less than 80%] after six (6) Years of Service.

              100% after seven (7) Years of Service.

     C.5 In no event shall the Matching Contribution for any Employee exceed [complete if applicable]

          $_____.

          _____% of the Participant's Compensation.

          3% of the Elective Deferral of the Participant.

     C.6 In determining Elective Deferrals for the purpose of the Average Contribution Percentage test

     _____    all Qualified Matching Contributions

     __X__ such Qualified Matching Contributions as are needed to meet the Actual Deferral Percentage test

     _____    all Qualified Non-elective Contributions

     __X__ such Qualified Non-elective Contributions as are needed to meet the Actual Deferral Percentage test shall be taken into account.

     D. Qualified Non-elective Contributions, if permitted, [select one if applicable]

     __X__    shall

     _____    shall not

     be included in the Contribution Percentage Amounts.

     The amount of Qualified Non-elective Contributions to be taken into account as Contribution Percentage Amounts shall be




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     __X__    all Qualified Non-elective Contributions.

     _____ such Qualified Non-elective Contributions as are needed to meet the Average Contribution Percentage test set forth in
              Section 7.12 of the Plan.

     E.  Elective Deferrals, if permitted, [select one, if applicable]

     __X__    shall

     _____    shall not

     be included in the Contribution Percentage Amounts.

     The amount of Elective Deferrals to be taken into account as Contribution Percentage Amounts shall be

     __X__    all Elective Deferrals.

     _____ such Elective Deferrals as are needed to meet the Average Contribution Percentage test set forth in Section 7.12 of the Plan.

     F. If Elective Deferrals are permitted, a Participant may change the elections in his or her Salary Reduction Agreement [select one]

     _____    annually, on the last day of the prior Plan Year.

     _____    annually, on the first day of the Plan Year.

     _____ on the last day of the sixth (6th) month of the Plan Year, and on the last day of the Plan Year.

     _____ on the first day of the Plan Year, and six months following the first day of the Plan Year.

     __X__    on the last day of each quarter of the Plan Year.

     _____    on the first day of each quarter of the Plan Year.

     _____ at such times as the Committee may determine, but no less often than once each Plan Year.

     G. If Elective Deferrals are permitted, a Participant may elect to defer up to [select one if applicable]

     15% of his or her Compensation.

     _____% of his or her Compensation, up to $_____.

     In no event shall a Participant be permitted to make Elective Deferrals unless the Elective Deferral selected is at least
     [complete if applicable]

     _____% [insert percentage if applicable] of his or her Compensation.

     $_____ [insert dollar amount, if applicable].

     H.  A Participant [select one]

     _____    shall

     __X__    shall not

     be able to assign Excess Elective Deferrals to the Plan.

     If the Participant can assign Excess Elective Deferrals to the Plan, such assignment must be made prior to _____ [insert month and day not later than April 15] of each year.

     I. Forfeitures of Excess Aggregate Contributions shall be [select one]

     _____ reallocated to the accounts of Participants who are not Highly Compensated Employees.

     __X__    reallocated to the accounts of all Participants.

     _____    applied to reduce Employer contributions.

     _____ applied to reduce Matching Contributions, with any excess forfeitures reallocated to Participant Accounts in the same manner as Non-Qualified Employer Contributions in the Plan Year in which the forfeiture is first recognized.

     No forfeitures shall be allocated to the Account of a Participant for a Plan Year in which contributions were reduced as a result of Excess Aggregate Contributions.

     J.  Forfeitures of Matching Contributions shall be [select one]

     _____ reallocated to the accounts of Participants who are not Highly Compensated Employees.

     __X__    reallocated to the accounts of all Participants.

     _____    applied to reduce Employer contributions.

     _____ applied to reduce Matching Contributions, with any excess forfeitures reallocated to Participant Accounts in the same manner as Non-Qualified Employer Contributions in the Plan Year in which the forfeiture is first recognized.

     K.  All other forfeitures shall be [select one]

     __X__ allocated to Participant Accounts in the same manner as Non-qualified Employer Contributions in the Plan Year in which the forfeiture is first recognized.

     _____    used to reduce Non-qualified Employer Contributions in the

              Plan Year in which the forfeiture is recognized [select only if Non-Qualified Employer Contributions are required].

     _____ first used to reduce Matching Employer Contributions in the Plan Year in which the forfeiture is recognized, then to reduce Non-Qualified Employer Contributions, and then allocated to Participant Accounts in the same manner as Non-Qualified Employer Contributions.

     L.  Forfeitures shall be deemed to occur [select one]

     __X__ on the last day of the Plan Year in which termination of employment occurs.

     _____ on the Valuation Date coincident with or next following a Participant's termination of employment.

     _____ on the last day of the Plan Year following _____ [insert number not in excess of 5] consecutive one-year Break(s) in Service for the Participant.

     _____    on the Valuation Date coincident with or next following
              _____ [insert number not in excess of 5] consecutive one-year Break(s) in Service for the Participant.

     _____    on the earlier of the last day of the Plan Year following
              _____ [insert number not in excess of 5] consecutive one-year Break(s) in Service for a Participant or the last day of the Plan Year in which the Participant's vested benefit is distributed.

     A forfeiture cannot be allocated prior to the Valuation Date coincident with or next following a Participant's fifth (5th) consecutive one-year Break in Service unless a distribution has been made to the Participant.

     M.  Forfeitures

     __X__    shall

     _____    shall not

     be allocated to Participants who first enter the Plan in the Plan Year for which the forfeiture is allocated.


     Item 8:  ALLOCATION OF CONTRIBUTIONS

     A. Employer contributions, other than Matching Contributions, shall be allocated [select one]

     __X__ to each Participant in the same proportion as his or her Compensation bears to the Compensation of all Participants.

     _____    on an integrated basis.

     _____    on the following basis [insert allocation formula]:

              _____.

     If Employer contributions are to be allocated on an integrated basis, Qualified Non-elective Contributions

     _____    shall

     _____    shall not

     be included.

     Notwithstanding any other provision of the Plan, Employer contributions

     __X__    shall

     _____    shall not

     be allocated to the Account of a Participant for the Plan Year during which the Participant dies.

     B. If Employer contributions other than Matching Contributions or Elective Deferrals are to be allocated on an integrated basis, the percentage of Compensation in excess of the Integration Level shall be [select one]

     _____ _____% [Insert percentage not greater than 5.7% if the Integration Level is the Taxable Wage Base, less than 20% of the Taxable Wage Base or $10,000; insert percentage not greater than 5.4% if the Integration Level is more than 80% of the Taxable Wage Base but less than the Taxable Wage Base; insert percentage not grater than 4.3% if the Integration Level is more than $10,000 and more than 20% of the Taxable Wage Base but less than 80% of the Taxable Wage Base]

     _____ 4.3% if the Integration Level is more than $10,000 and more than 20% of the Taxable Wage Base but less than 80% of the Taxable Wage Base for the Year, 5.4% if the Integration Level is more than 80% of the Taxable Wage Base but less than the Taxable Wage Base, and 5.7% if the Integration Level is either $10,000, 20% of the Taxable Wage Base or the Taxable Wage Base.

     _____ _____% [insert percentage which satisfies the general test under the provisions of the Income Tax Regulations issued under section 401(a)(4) of the Code].

     The Integration Level shall be [select one]

     _____    the Taxable Wage Base.

     $_____ [insert dollar amount less than the Taxable Wage Base]

     _____% of the Taxable Wage Base [insert percentage not in excess of 100%]

     C.1. Non-Qualified Employer Contributions shall be allocated to Participant Accounts as of an Allocation Date, which shall be [select one]

     __X__    the last day of the Plan Year.

     _____    the first day of the Plan Year.

     _____    the following date or dates in each Plan Year:

              _____ [insert date(s)].

     Subject to the provisions of Section 2.10, and the election set forth in Item 15E, an allocation of Non-qualified Employer
     Contributions [select one]

     _____    shall

     __X__    shall not

     be made to the Account of a Participant who completes less than one thousand (1000) Hours of Service during the Plan Year.

     Subject to the provisions of Section 2.10, an allocation of Non-qualified Employer Contributions [select one]

     _____    shall

     __X__    shall not

     be made to the account of a Participant who is not employed on the [select one]

     _____    Allocation Date.

     __X__    last day of the Plan Year.

     C.2. Qualified Non-elective Contributions shall be allocated to Participant Accounts as of an Allocation Date, which shall be [select one]

     __X__    the last day of the Plan Year.

     _____    the first day of the Plan Year.

     _____    the following date or dates in each Plan Year:

              _____ [insert date(s)].

     Qualified Non-elective contributions

     _____    shall

     _____    shall not

     be allocated to non-Highly Compensated Employees.

     Subject to the provisions of Section 2.10, and the election set forth in Item 15E, an allocation of Qualified Non-elective
     Contributions [select one]

     _____    shall

     __X__    shall not

     be made to the Account of a Participant who completes less than one thousand (1000) Hours of Service during the Plan Year.

     Subject to the provisions of Section 2.10, an allocation of Qualified Non-elective Contributions [select one]

     _____    shall

     __X__    shall not

     be made to the account of a Participant who is not employed on the last day of the Plan Year.

     C.3. Matching Contributions shall be allocated to Participant Accounts as of an Allocation Date, which shall be [select one]

     __X__    the last day of the Plan Year.

     _____    the first day of the Plan Year.

     _____    the date each Elective Deferral is allocated.

     _____    the following date or dates in each Plan Year:

              _____ [insert date(s)].

     Subject to the provisions of Section 2.10, and the election set forth in Item 15E, an allocation of Matching Contributions [select one]

     _____    shall

     __X__    shall not

     be made to the Account of a Participant who completes less than one thousand (1000) Hours of Service during the Plan Year.

     Subject to the provisions of Section 2.10, an allocation of Matching Contributions [select one]

     _____    shall

     __X__    shall not

     be made to the account of a Participant who is not employed on the [select one]

     _____ Valuation Date.

     __X__ last day of the Plan Year.

     D. A Participant shall be permitted to direct the investment of [select one]

     _____    no part of his or her Account.

     _____    his or her Elective Deferrals only.

     __X__    his or her Account.

     _____    his or her Elective Deferrals and Matching Contributions.

     E. If directed investments are permitted, the investment alternatives shall be [select one]

     __X__    selected by the Committee in its sole discretion.

     _____    such investments as the Participant may select.

     If directed investments are permitted, changes in investment decisions shall be made [select one]

     _____    whenever the Participant wishes.

     __X__ at such times during the Plan Year as the Committee shall determine, in its sole discretion.

     F.  For purposes of allocating gains and losses pursuant to Sections
     10.02 and 10.03 [select one]

     _____ a weighted average shall be used with reference to amounts attributable to contributions made during the Plan Year.

     __X__ all contributions shall be treated as made on the last day of the Plan Year.

     If amounts are held in a separate account pursuant to the provisions of Section 7.16, gains and losses

     _____    shall

     __X__    shall not

     be allocated to such amounts.

     G. Employer contributions shall be allocated to Employees [select if applicable]

     _____    who have become disabled during the Plan Year.

     _____    who have reached Actual Retirement Date during the Plan
              Year.

     H.  Distributions on account of Hardship as defined in Section 1.37

     __X__    shall

     _____    shall not

     be permitted.


     Item 9:  MINIMUM AND MAXIMUM CONTRIBUTIONS

     A. In no event shall the Employer Contribution for the Plan Year for any Participant be in an amount less than [select one or leave blank]

     $_____ [insert dollar amount].

     _____% [insert percentage] of his or her Compensation for the Limitation Year which [select one]

              _____     ends

              _____     begins

              in the Plan Year.

     B. In no event shall the Employer Contribution for the Plan Year for any Participant be in an amount greater than [select one or leave blank]

     $_____ [insert dollar amount].

     _____% [insert percentage] of his or her Compensation for the Limitation Year which [select one]

              _____     ends

              _____     begins

     in the Plan Year.


     Item 10:  VALUATION DATE

     The Valuation Date shall be [check one and complete as necessary]

     _____    the first day of the Plan Year.

     _____    the last day of the Plan Year.

     _____ the first day of the Plan Year and the first day of the month beginning six (6) months later.

     _____ the last day of the sixth (6th) month of the Plan Year and the last day of the Plan Year.

     _____    the first day of each quarter of the Plan Year.

     __X__    the last day of each quarter of the Plan Year.

     _____ [insert date or series of dates - a valuation must be done at least once each year] _____.


     Item 11:  METHOD OF FUNDING

     The Plan shall be funded as [select one]

     __X__    an Uninsured Plan.

     _____    a Plan funded in part with life insurance or annuity
              Policies.

     _____    a Fully Insured Plan.


     Item 12:  PRERETIREMENT DEATH BENEFIT

     A. If the Plan is an Uninsured Plan, the preretirement death benefit shall be [select one]

     _____    the Qualified Preretirement Survivor Annuity.

     _____    the Participant's vested Accrued Benefit.

     __X__    the Participant's Accrued Benefit.

     B.  If the Plan is a Plan funded in part with life insurance
     Policies, the preretirement death benefit shall be [select one]

     _____    the death benefit provided under any life insurance
              Policies issued on the Participant's life, but in no event less than the Qualified Preretirement Survivor Annuity.

     _____    the death benefit provided under any life insurance
              Policies issued on the Participant's life, plus the value of the Participant's Account.

     C. If the Plan is a Fully Insured Plan, the preretirement death benefit shall be [select one]

     _____    the death benefit provided under any life insurance

              Policies issued on the Participant's life, but in no event less than the Qualified Preretirement Survivor Annuity.

     _____    the death benefit provided under any life insurance
              Policies issued on the Participant's life, plus the cash value of any annuity Policies held in the Participant's Account.

     In all cases, the Qualified Preretirement Survivor Annuity shall be paid in accordance with the provisions of Section 5.06(b) and any preretirement death benefit in excess of the value of the Qualified Preretirement Survivor Annuity shall be paid in accordance with the provisions of Section 4.07.


     Item 13:  LIFE INSURANCE

     A. If the Plan is an Insured Plan, the amount of life insurance to be purchased shall be [select one]

     _____    determined in accordance with the elections made in Item
              13B.

     _____ determined by each Participant in accordance with the elections made in Item 13C.

     _____    determined by the Committee in a nondiscriminatory manner.

     B. In the event life insurance is to be purchased pursuant to the elections made in this Item 13B, the Committee shall direct the Trustee to use [select one]

     _____% [insert percentage less than 50%] of each annual Employer contribution to purchase ordinary life insurance.

     _____% [insert percentage not in excess of 25%] of each annual Employer contribution to purchase term insurance.

     _____% [insert percentage not in excess of 25%] of each annual Employer contribution to purchase universal life insurance.

     _____% [insert percentage] of each annual Employer contribution to purchase a combination of ordinary life and term or universal life insurance in such proportion as shall be determined by the Committee, taking into account one-half (1/2) of the whole life premium plus the term or universal life insurance premium.

     In the event the percentage of annual Employer contribution set forth above shall be insufficient to pay the premium on Policies in force on a Participant's life during the Plan Year immediately preceding the Plan Year for which the determination is being made, the Committee shall, subject to the provisions of Section 3.07 [select one]

     _____ direct the Trustee to pay such amount of the premium as is necessary from the Account of the Participant.

     _____ direct the Trustee to surrender so much of the life insurance as is necessary to prevent the premium from exceeding the percentages elected in Item 13B.

     _____ exercise its discretion to determine whether the premium should be paid or part of the life insurance surrendered.

     In addition to amounts available for insurance under other elections in the Adoption Agreement, amounts held in a Participant's Account for at least two (2) years [select one]

     _____    shall

     _____    shall not

     be available for the payment of life insurance premiums.

     In addition to amounts available for insurance under other elections in the Adoption Agreement, amounts held in the account of a Participant who has been such for at least five (5) years [select one]

     _____    shall

     _____    shall not

     be available for the payment of life insurance premiums.

     C. If the Participant elects to have part of his or her Account invested in life insurance, such life insurance shall insure [select one]

     _____    only the Participant's life.

     _____ the Participant's life and/or the lives of others in whom the Participant has an insurable interest and on whose life the Participant elects to purchase such insurance.

     In the event the provisions of Section 3.07 shall prevent the payment of the premiums on Policies purchased in accordance with the direction of a Participant, the Committee shall direct the Trustee to surrender so much of the life insurance as is necessary to prevent the premium from exceeding the limitations set forth in
     Section 3.07 unless the Participant or some other person agrees to purchase such insurance from the Plan in accordance with the procedures set forth in applicable Prohibited Transaction Exemptions.

     D. [Complete if applicable] In the event a Participant is entitled on initial entry to less than $_____ [insert amount not in excess of $2000] of life insurance, until the Participant is entitled to such amount no Policy shall be issued on the life of such Participant.

     E. [Complete if applicable] In the event a Participant is entitled as of any date to an increase in life insurance benefits that is less than $_____ [insert amount not in excess of $1000] no life insurance Policy need be purchased until the Participant is entitled to at least the amount set forth as additional life insurance.

     F. Additional life insurance shall be purchased on the life of a Participant until the Participant [select one]

     _____ is within _____ [insert number not greater than 5] years of his or her Normal Retirement Date.

     _____    reaches his or her Normal Retirement Age.

     _____    actually retires.

     G.  The Committee [select one]

     _____    shall purchase key man insurance.

     _____    shall have the right to purchase key man insurance.

     _____    shall not have the right to purchase key man insurance.


     Item 14: EMPLOYEE CONTRIBUTIONS [Complete if applicable]

     A.  [Not Applicable]

     B.  [Not Applicable]

     C. If a voluntary contributions account is held under the Plan for a Participant, the Participant [select one if applicable]

     __X__    shall

     _____    shall not

     have the right to direct the investment of such account.


     Item 15: VESTING

     A. In any Plan Year during which the Plan is a Top-Heavy Plan, the following vesting schedule shall apply: [select one]

     _____ Vesting in the Accrued Benefit from Employer Contributions shall be twenty (20%) percent after two (2) Years of Service, with an additional twenty (20%) percent vesting for each additional Year of Service thereafter, up to a maximum vesting in the Accrued Benefit of one hundred (100%) percent.

     __X__ Vesting in the Accrued Benefit from Employer Contributions shall be [complete each percentage]

              20% [insert any percentage not less than zero] after one
     (1) Year of Service;

              40% [not less than 20%] after two (2) Years of Service;

              60% [not less than 40%] after three (3) Years of Service;

              80% [not less than 60%] after four (4) Years of Service;

              100% [not less than 80%] after five (5) Years of Service.

              100% after six (6) Years of Service.

     _____ Vesting in the Accrued Benefit from Employer Contributions shall be one hundred (100%) percent after _____ [insert a number no greater than 3] Years of Service.

     _____ Vesting in the Accrued Benefit from Employer Contributions shall be one hundred (100%) percent at all times.

     If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the provisions of Section 12.07 of the Plan apply.

     B. In any Plan Year in which the Plan is not a Top-Heavy Plan, the following vesting schedule shall apply [select one]

     __X__    the schedule selected in Item 15A.

     _____ Vesting in the Accrued Benefit from Employer Contributions shall be twenty (20%) percent after three (3) Years of Service, with an additional twenty (20%) percent vesting for each additional Year of Service thereafter, up to a maximum vesting in the Accrued Benefit of one hundred (100%) percent.

     _____ Vesting in the Accrued Benefit from Employer Contributions shall be [complete each percentage]

              _____% [insert percentage not less than zero] after one (1) Year of Service;

              _____% [insert percentage not less than zero] after two (2) Years of Service;

              _____% [not less than 20%] after three (3) Years of Service;

              _____% [not less than 40%] after four (4) Years of Service;

              _____% [not less than 60%] after five (5) Years of Service;

              _____% [not less than 80%] after six (6) Years of Service;

              100% after seven (7) Years of Service.

     _____ Vesting in the Accrued Benefit from Employer Contributions shall be one hundred (100%) percent after _____ [insert a number no greater than 5] Years of Service.

     _____ Vesting in the Accrued Benefit from Employer Contributions shall be one hundred (100%) percent at all times. [Note: this Item must be selected if the Plan excludes Employees who have completed more than one (1) Year of Service based on a service requirement]

     C. Years of Service with the Employer shall be counted to determine the nonforfeitable percentage in such Employee's Accrued Benefit from Employer Contributions based on the following elections:
     [select applicable exclusions]

     _____    all Years of Service will be counted.

     __X__ Years of Service completed before the Participant attained Age eighteen (18) shall not be included.

     _____ Years of Service during a period for which the Employee made no mandatory contributions shall not be included.

     _____ Years of Service completed before the Employer maintained this Plan or a predecessor Plan shall not be included.

     _____    Years of Service before January 1, 1971, unless the
              Employee has at least three (3) Years of Service after December 31, 1970.

     _____ Years of Service before the effective date of ERISA if such Years would have been disregarded under the break in service rules of the Plan or prior plan in effect from time to time before such date. For this purpose, break in service rules are rules which result in the loss of prior vesting or benefit accruals, or deny an Employee eligibility to participate by reason of separation or failure to complete a required period of service within a specified period of time.

     D. Years of Service for purposes of determining a Participant's nonforfeitable percentage in his or her Accrued Benefit (the vesting computation period) shall be measured over [select one]

     _____    the Plan Year.

     __X__ the twelve (12) consecutive month periods measured from the date the Participant performs his or her first Hour of Service and each anniversary thereof.

     _____    the twelve (12) consecutive month period measured from each
              _____ [select month and day].

     E. [Complete if applicable] For purposes of measuring a Year of Participation or Service for accrual purposes, a Participant will be credited with a Year of Participation or Service only if he or she completes at least

     1000 [insert number not more than 1000] Hours of Service during the accrual computation period.

     [Complete if applicable] For purposes of measuring a Year of Participation or Service for vesting purposes, a Participant will be credited with a Year of Participation or Service only if he or she completes at least

     1000 [insert number not more than 1000] Hours of Service during the vesting computation period.


     Item 16:  PLAN YEAR

     The Plan Year shall be [select one]

     _____ the twelve (12) consecutive month period which coincides with the Limitation Year.

     __X__ the twelve (12) consecutive month period commencing on the Effective Date and each anniversary thereof.

     _____    the twelve (12) consecutive month period commencing on
              _____ [insert month and day] and each anniversary thereof.


     Item 17:  LIMITATION YEAR

     The Limitation Year shall be [select one]

     _____    the twelve (12) consecutive month period selected in Item
              4D.

     __X__    the Plan Year.

     _____    the fiscal year of the Employer.

     _____ the twelve (12) consecutive month period beginning with each _____ [insert month and day].

     _____    the calendar year.


     Item 18:  TOP-HEAVY DETERMINATIONS

     A. For purposes of establishing present value to compute the Top-Heavy Ratio, any benefit shall be discounted based on the following assumptions [select one]

     __X__ the UP-84 mortality table and interest at the rate of six (6%) percent for both preretirement and post-retirement purposes.

              Pre-retirement [complete both items; if no mortality table is used, insert "None"]

                   Interest rate _____%

                   Mortality Table _____

                   Other [insert assumptions]

              Post-Retirement [complete both interest and mortality items; complete cost of living only if applicable]

                   Interest rate _____%

                   Mortality Table _____

                   Cost of Living _____%

                   Other [insert assumptions]

     B. For purposes of computing the Top-Heavy Ratio, the Valuation Date shall be [select one]

     __X__ OCT. 31ST [insert date used for computing Plan costs for minimum funding, regardless of whether a valuation is performed every year].

     _____    the Valuation Date of the defined benefit plan.

     C.  Top-Heavy Minimums will be satisfied by [select one]

     __X__    this Plan.

     _____    another Plan.

     If the Top-Heavy Minimums will be satisfied by another plan, insert the name of such other plan: _____

     If this Plan is paired with another plan maintained by the Employer, both Plans must provide the Top-Heavy Minimums unless both Plans provide benefits to the identical Employees.

     D. An Employer who maintains both a defined benefit and defined contribution plan which are Top-Heavy Plans shall provide a minimum benefit or contribution in the [select one]

     _____    defined benefit

     _____    defined contribution

     plan equal to

     [if the defined benefit plan is selected]

          _____% of average Compensation for the five (5) highest consecutive years after January 1, 1984, expressed as a life annuity commencing at the Participant's Normal Retirement Date, for each Plan Year after [insert date] _____ up to a maximum monthly pension of _____% [insert percentage not less than 20%] of such average Compensation.

     [if the defined contribution plan is selected]

          _____% of Annual Compensation for each Plan Year after _____ [insert date].


     Item 19:  ELECTIONS AGAINST SURVIVOR BENEFITS [check if applicable]

     _____ A Participant may not make waivers concerning retirement benefits or death benefits, and may not designate a nonspouse as Beneficiary.

     _____ A Participant may not waive the requirement that benefits be paid in the form of a Qualified Joint and Survivor Annuity.

     _____ A Participant may not waive the requirement that a death benefit be paid in the form of a Qualified Preretirement Survivor Annuity.

     _____    A married Participant may not designate a nonspouse
              Beneficiary as his or her primary Beneficiary.


     Item 20:  PARTICIPANT LOANS

     Loans to Participants and their Beneficiaries [select one]

     __X__    are allowed.

     _____    are not allowed.

     If loans are available to Participants, interest paid on such loans

     __X__   shall

     _____   shall not

     be allocated to the Accrued Benefit of the Participant or Beneficiary borrowing the amount.

     Item 21:  SUSPENSION OF BENEFITS

     [Not Applicable]


     Item 22:  BENEFIT DISTRIBUTIONS

     A. A Participant who reaches his or her Normal Retirement Age but does not retire shall commence to receive his or her benefits [select one]

     _____    at his or her Normal Retirement Date.

     _____    at his or her Actual Retirement Date.

     __X__ at any time elected by the Participant after his or her Normal Retirement Date.

     Notwithstanding the election made in this Item 22A, no Participant shall be required to take a distribution from the Plan prior to the later of his or her Normal Retirement Age or his or her attainment of Age sixty-two (62).

     B. If benefits are not paid to a Participant who reaches his or her Normal Retirement Age but does not retire, such benefits shall be [select one]

     _____ invested as part of Trust assets, with gains and losses allocated proportionately to the Participant's Account.

     __X__ invested in the manner directed by the Participant, with the assets chosen by the Participant held in the Participant's Account.

     C. A Participant who terminates employment prior to his or her Normal Retirement Date shall be entitled to a distribution of his or her benefits [select one; the last two choices may be selected in addition to any other]

     _____    upon termination of employment.

     __X__ upon the last day of the Plan Year in which termination of employment occurs.

     _____ upon termination of employment as a result of a disability as defined in Section 5.03.

     _____    upon the occurrence of a one-year Break in Service.

     _____ upon the occurrence of _____ [insert number not greater than 5] one-year Breaks in Service.

     _____ only upon the earlier of his or her death or attainment of his or her Normal Retirement Age.

     _____ upon the Valuation Date coincident with or next following termination of employment.

     __X__    In addition, distributions may be made on the Participant's
                       Early Retirement Date.

     __X__ In addition, distributions can be made as a result of disability as defined in Section 5.03.

     No selection made under this Item 22C shall cause benefits to be distributable later than the latest date determined under Section
     4.03 of the Plan.

     D. A Spouse who is entitled to a Qualified Preretirement Survivor Annuity [select one]

     _____    shall

     __X__    shall not

     be entitled to receive the Annuity in the form of a lump sum.

     E. A Participant shall be entitled to receive a distribution of his rollover account as defined in Section 5.12 [select one]

     _____    at any time he or she requests.

     __X__ at the same time as a distribution can be made from the Plan of all or any part of his Accrued Benefit.

     F. [Insert percentage if applicable] In lieu of a Qualified Joint and Survivor Annuity, the survivor annuity payable under the Qualified Joint and Survivor Annuity Form shall be _____% [not less than fifty (50%) percent or more than one hundred (100%) percent] of the amount of the annuity payable during the joint lives of the Participant and spouse.

     G. Distributions to a Participant in a profit sharing Plan shall be available [select applicable choices]

     _____ of any amounts held in the Participant's Account for at least two (2) years.

     _____ of any amounts held in the Participant's Account if the Participant has participated in the Plan for at least five
              (5) years.

     __X__ only at the times and to the extent selected for distributions of Employer contributions in other Items in the Adoption Agreement.

     Item 23:  OPTIONAL FORMS

     A. Benefits shall be payable to a Participant only in one of the following: [complete only if the safe harbor rule of Section
     506(b)(6) is to apply]

     __X__    a lump sum.

     _____    a lump sum but only at death.

     _____    a lump sum but only at the Participant's Normal Retirement
              Date.

     _____ a lump sum but only at the Participant's Normal Retirement Date or death.

     _____ a lump sum but only if the Participant is disabled as defined in Section 5.03.

     and/or a period certain as elected by the Participant, but not in excess of _____ [insert period no greater than 20] years.

     B. If the safe harbor rule of Section 5.06(b)(6) is not to apply, benefits payable to a Participant shall be payable in any one of the following forms, in addition to the form of a Qualified Joint and Survivor Annuity: [check all applicable forms]

     _____    an annuity for the life of the Participant.

     _____    an annuity for the life of the Participant, with up to
              _____ [select number of payments not in excess of 240] monthly payments guaranteed.

     _____    a lump sum.

     _____ a lump sum but only if the Participant is disabled as defined in Section 5.03.

     _____    a lump sum but only at death.

     _____    a lump sum but only at the Participant's Normal Retirement
              Date.

     _____ a lump sum but only at the Participant's Normal Retirement Date or death.

     _____ a lump sum to the Participant of the present value of the benefit other than the survivor annuity payable under the Qualified Joint and Survivor Annuity form, with the value of such survivor annuity payable to the spouse upon the death of the Participant.

     _____ a joint and survivor annuity with spouse with _____ [insert % not more than 100%, or insert the word "any"] of the monthly pension payable to the Participant to be paid to the spouse following the death of the Participant.

     _____ subject to the provisions of Section 5.06, a joint and survivor annuity with any person with _____ [insert % not more than 100%, or insert the word "any"] of the monthly pension payable to the Participant to be paid to such person on the death of the Participant.

     _____ the optional form set forth in a Participant's election pursuant to section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act, as set forth in Section 5.10.

     _____ all of the optional forms listed above with the lump sum option payable at any time.

     C. If benefits are payable in a lump sum under any optional form, such benefits shall be payable [select as applicable]

     __X__    in any case in which the Participant so elects.

     _____ only if the lump sum benefit has a value less than $_____ [insert dollar amount].

     _____ only if the Participant executes an agreement not to compete with the Employer, and the conditions set forth in
              Section 5.07(f) have been satisfied.

     D.  Benefits payable to a Participant [select one]

     __X__    can only be paid in one of the optional forms set forth in
              Item 23A or B.

     _____ can be converted to an account balance and paid in accordance with the provisions of section 401(a)(9) as they apply to distributions from an account balance.


     Item 24:  ROLLOVER ACCOUNTS

     A.  Rollover accounts [select one]

     __X__     are permitted.

     _____    are not permitted.

     B. If rollover accounts are permitted, the directed investment of rollover accounts by the Participant [select one if applicable]

     _____    is permitted.

     _____    is not permitted.

     C. If rollover accounts are permitted, the Participant shall be entitled to direct the investment of [select one]

     _____    no part

     __X__    all

     _____    _____% [insert percentage]

     of his rollover account to the purchase of life insurance.

     D. If rollover accounts are permitted and the Participant is permitted to invest any part or all of his rollover account in life insurance, the Participant may direct the purchase of life insurance [check those applicable]

     _____    only on the Participant's life.

     _____ on the life of the Participant jointly with another in whom the Participant has an insurable interest.

     _____ on the life of any individual in whom the Participant has an insurable interest.


     Item 25:  LIMITATIONS ON BENEFITS

     If the Employer maintains or ever maintained another qualified plan other than a paired money purchase or profit sharing plan in which any Participant in this Plan is or was a Participant or could possibly become a Participant, the Employer adopting this Plan must complete this Item. The Employer must also complete this Item if it maintains a welfare benefit fund, as defined in section 419(e) of the Code, or an individual medical account, as defined in section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan.

     A. If the Participant is covered under another qualified defined contribution Plan maintained by the Employer, other than a master or prototype plan [select one]

     _____ the provisions of Section 8.02 shall apply as if the other plan were a master or prototype plan.

     _____ [state method under which the plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion]: _____ _____ _____ _____
              _____

     B. If the Participant is or has ever been a Participant in a defined benefit plan other than a paired defined benefit plan maintained by the Employer, [state the method which satisfies the
     1.0 limitation of section 415(e) of the Code and precludes Employer discretion]: _____ _____ _____ _____ _____

     Item 26:  MISCELLANEOUS

     A. The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under section 401 of the Code. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

     B. This Adoption Agreement may be used only in conjunction with The ROBERT GRATHWOHL ASSOCIATES INC. Defined Contribution Regional Prototype Plan and Trust Agreement.

     C. In the event this Adoption Agreement is improperly completed, the Plan may not be qualified under section 401(a) of the Internal Revenue Code.

     D. The Sponsor will inform each adopting Employer of any amendments made to the Plan or the abandonment or discontinuance of the Plan.

     E.  The name, address and telephone number of the Sponsor are:

     ROBERT GRATHWOHL ASSOCIATES INC.
     148 EAST AVENUE
     SUITE 1M
     NORWALK, CT 06851
     203-838-0535

         IN WITNESS WHEREOF, the Employer and the Committee, respectively, have caused these presents to be signed by their duly authorized representatives and have caused their respective corporate seals, where required, to be hereunto affixed, as of the Effective Date.

                                  BY:  -----------------------------
                                          Employer (signature)

                                       -----------------------------
                                          Title

                                       -----------------------------
                                       N/A
                                       Committee Member

                                       -----------------------------
                                       N/A
                                       Committee Member

                                       -----------------------------
                                       N/A
                                       Committee Member

     If no separate trust agreement is signed, the Trustees should sign below.

                                       -----------------------------
                                       DAVID MURPHY
                                       Trustee

                                       -----------------------------
                                       GEOFFREY RAMSEY
                                       Trustee

                                       -----------------------------
                                       Trustee